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                                                                   EXHIBIT 99.2

SLIDE 1

S1 CORPORATION

          Second Quarter Teleconference

              James S. (Chip) Mahan, III, CEO
              Daniel H. Drechsel, President & COO
              Robert F. Stockwell, CFO
              Charles W. Ogilvie, CMO
              Jeff Lunsford, Corporate Development

              August 1, 2000

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SLIDE 2

                           FORWARD LOOKING STATEMENT

The statements contained in this presentation that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include, but are in no way limited to:

- the possibility that the anticipated benefits from our acquisition transactions will not be fully realized;

- the possibility that costs or difficulties related to our integration of acquisitions will be greater than expected;

- our dependence on the timely development, introduction and customs acceptance of new internet services;

- rapidly changing technology and shifting demand requirements and internet usage patterns;

- other risks and uncertainties, including the impact of competitive services, products and prices, the unsettled conditions in the internet and other high-technology industries and the ability to attract and retain key personnel; and

- other risk factors as may be detailed from time to time in our public announcements and filings with the SEC, including the Company's annual report on Form 10-K for the year ended December 31, 1999.

In addition, nothing in the presentation should be viewed as an update or comment on earlier forward looking statements provided by S1 Corporation. As noted above, because actual results, performance or developments may differ materially from forward-looking statements, S1 will not update such statements over the course of future periods.

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For questions related to this information, contact John Chalk, S1 Investor
Relations at (404) 812-6671.

Please contact Sandy Mitchelson at (404) 812-6426 to obtain a copy of the Annual Report on Form 10-K.

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SLIDE 3

                                     AGENDA

-        Second quarter financial review
-        Customer milestones
-        Sales & marketing
-        Product milestones
-        Organizational overview
-        Where we are
-        Zurich

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SLIDE 4

                            FINANCIAL RESULTS - 2Q00
                          in $000s, except where noted

                                                               Q2 00                 Q1 00              CHANGE
     Revenue                                                         $59,084               $50,369           $8,715
     Direct Cost                                                      32,981                32,351              630
                                                        --------------------- --------------------- ----------------
           Gross margin                                              $26,103              $ 18,018          $ 8,085
     Sales & marketing                                                13,396                11,406            1,990
     Product development                                              15,830                14,992              838
     G&A                                                              11,451                 9,351            2,100
                                                        --------------------- --------------------- ----------------
           EBITDA before integration cost                         ($ 14,574)            ($ 17,731)          $ 3,157
     Depreciation                                                    (6,129)               (3,404)          (2,725)
     Goodwill & other non-cash charges                             (128,447)              (82,852)         (45,595)
     Integration charges                                             (6,344)               (6,814)              470

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
     Interest income/other                                             2,498                35,593         (33,095)
                                                        --------------------- --------------------- ----------------
     Net loss                                                    ($ 152,996)            ($ 75,208)       ($ 77,788)
   ---------------------------------------------------- --------------------- --------------------- ----------------
     Gross margin percent (%)                                            44%                   36%               8%
   ---------------------------------------------------- --------------------- --------------------- ----------------
     EPS - EBITDA ($/share)                                           (0.27)                (0.35)             0.08
     EPS ($/share)                                                  ($ 2.82)                (1.49)           (1.33)

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SLIDE 5

                      QUARTERLY YEAR OVER YEAR COMPARISON

-        Total revenues up 277%
-        Software licenses up 558%
-        Services revenues up 241%
-        Data Center revenues up 160%
-        Gross margin up 285%


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SLIDE 6

                            FINANCIAL RESULTS - 2Q00
                          in $000s, except where noted

                                                    Q2 00                   Q299                    CHANGE
   Revenue                                                $59,084                 $15,675                   $43,409
   Direct Cost                                             32,981                   8,892                    24,089
                                             --------------------- ----------------------- -------------------------
           Gross margin                                   $26,103                 $ 6,783                  $ 19,320
   Sales & marketing                                       13,396                   1,174                    12,222
   Product development                                     15,830                   4,439                    11,391
   G&A                                                     11,451                   2,132                     9,319
                                             --------------------- ----------------------- -------------------------
           EBITDA before integration cost              ($ 14,574)                 ($ 962)                ($ 13,612)
   Depreciation                                           (6,129)                 (1,267)                   (4,862)


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
   Goodwill & other non-cash charges                    (128,447)                   (210)                 (128,237)
   Integration charges                                    (6,344)                   (250)                   (6,094)
   Interest income/other                                    2,498                     527                     1,971
                                             --------------------- ----------------------- -------------------------
   Net loss                                           ($ 152,996)               ($ 2,162)               ($ 150,834)
   ----------------------------------------- --------------------- ----------------------- -------------------------
   Gross margin percent (%)                                   44%                     43%                        1%
   ----------------------------------------- --------------------- ----------------------- -------------------------
   EPS - EBITDA ($/share)                                  (0.27)                  (0.04)                    (0.23)
   EPS ($/share)                                         ($ 2.82)                  (0.08)                    (2.74)

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SLIDE 7

                             SEQUENTIAL COMPARISON

-        Total revenues up 17%
-        Software licenses up 43%
-        Services revenues up 8%
-        Data Center revenues up 52%
-        Gross margin up 45%

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SLIDE 8

                            GROSS MARGIN PERCENTAGES

                                    Q299             Q399              Q499             Q100              Q200
-------------------------------------------------------------------------------------------------------------------
Software Licenses                   96%              96%               97%              86%               92%
Professional Services               41%              43%               29%              25%               31%
Data Center                         1%               (4%)              2%               4%                10%
Other                               15%              22%               1%               9%                10%

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Total                               43%              39%               46%              36%               44%

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SLIDE 9

                             S1 END USERS, ACCOUNTS
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
                                    Q2/99            Q3/99             Q4/99            Q1/00             Q2/00
                                    -----            -----             -----            -----             -----
Data Center End Users               114,500          163,000           226,000          412,000(1)        552,000
Pct. Chg. From prior quarter        14%              42%               39%              82%               34%

Worldwide S1 End Users (2)          314,500          443,500           (NA)             2.9 mm(2)         4.0+mm(2)

VerticalOne End Users               -0-              1,450             16,300           101,200           131,000

Footnote 1 - Includes the effect of transitioning approximately 100,000 end-users into S1's Data Center at the end of March from a customer's facility.

Footnote 2 - Approximate based on customer billing records, reported figures from channel partners, and information provided by various customers and excludes VerticalOne, Edify Call Center Technology and FRS.

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SLIDE 10

Slide 10 is a bar graph titled "Cash, Cash Equivalents & Short-Term Investments". The y-axis is labeled "$Millions", and provides values from $0 to $400 million in $50 million increments. The x-axis provides information for three dates (from left to right): March 1998, March 1999 and June 2000. The data point for March 1998 is $15.4 million. The data point for March 1999 is $30.2 million. The data point for June 2000 is $284.5 million.

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SLIDE 11

                              CUSTOMER MILESTONES

-        72 new clients in production in Q2
-        Projects currently underway
         -        165 implementation projects at 119 institutions
         -        35 projects targeted in Data Centers
-        More than 4* million end users worldwide at end at June 30, 2000
-        More than 900 customers worldwide


Footnote: * Approximate based on customer billing records, reported figures from channel partners, and information provided by various customers and excludes VerticalOne, Edify and FRS.



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SLIDE 12

                          SALES / MARKETING MILESTONES

-        $44.4 million in new orders booked
-        178 new orders
-        Andersen Consulting relationship continues to expand


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SLIDE 13

                               PRODUCT MILESTONES

-        Consumer Insurance 5.1 certified and generally available
-        Retail Suite 5.1 certified and generally available
         -        Retail Banking
         -        Business Banking
         -        Japanese Version
-        Community Banking 3.51 certified and generally available
-        Strategic development partnership established
         -        Loan origination
         -        InsureRate
         -        Investment performance reporting
-        Open eFinance architecture established
-        Performance tested for 40+ million users



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SLIDE 14

                           ORGANIZATIONAL MILESTONES

-        Formed strategic alliance with IBM to market Corporate Banking Suite
-        Further deployed Data Center strategy worldwide
         -        APAC Data Center live and operational
         -        EMEA Data Center on target for fall availability
         -        VerticalOne in Americas Data Center
-        Initiated second phase of common worldwide support applications
         -        Started phase II across HR, purchasing, and billing
         - Phase I completed in financial reporting international consolidation
-        Implementing consistent HR practices
         -        Rolled out standardized leadership competencies
         -        Conducted worldwide climate survey

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SLIDE 15

                                  WHERE WE ARE

-        How big is the space
-        Addressing the issue

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SLIDE 16

                                S1 SIGNS ZURICH

-        Five year contract
-        London Data Center
-        Expected to go live in Q1 2001
-        Consumer Suite: banking, investments and relationship management
-        Zurich serves 35 million households


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SLIDE 17

                           "Thank you for your time."

                   "For more information: http://www.s1.com"

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